UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or
15(d) of the Securities Exchange Act of 1934

January 12, 2017
Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
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(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

1800 THREE LINCOLN CENTRE,
5430 LBJ FREEWAY, DALLAS, TEXAS	75240
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(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227
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(Registrant's Telephone Number, Including Area Code)

Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)
On January 19, 2017, Atmos Energy Corporation ("Atmos Energy") issued a news release in which it reported that Louis P. Gregory, Senior Vice President, General Counsel and Corporate Secretary, will retire from Atmos Energy effective February 1, 2017. A copy of the news release announcing this management change is filed herewith as Exhibit 99.1.

On January 12, 2017, Atmos Energy entered into a Separation Agreement and General Release with Mr. Gregory under which Mr. Gregory’s retirement from the Company as Senior Vice President, General Counsel and Corporate Secretary will commence as of February 1, 2017. Under the Agreement, Mr. Gregory will receive a separation payment of $2,200,000 and will be entitled to receive any amounts of compensation or benefits otherwise payable in accordance with the terms of the Company’s compensation and benefits plans in which he participated, as set forth in the Agreement. As part of the Agreement, Mr. Gregory and the Company executed a mutual release of all claims related to Mr. Gregory’s employment. The full text of the Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

(b)
As reported in its news release issued January 19, 2017, Bret J. Eckert, Senior Vice President and Chief Financial Officer, will leave Atmos Energy effective February 1, 2017. A copy of the news release announcing this management change is filed herewith as Exhibit 99.2.

On January 17, 2017, Atmos Energy entered into a Separation Agreement and General Release with Mr. Eckert under which Mr. Eckert’s employment with the Company as Senior Vice President and Chief Financial Officer will end as of February 1, 2017. Under the Agreement, Mr. Eckert will receive a separation payment of $2,600,000 and will be entitled to receive any amounts of compensation or benefits otherwise payable in accordance with the terms of the Company’s compensation and benefits plans in which he participated, as set forth in the Agreement. Mr. Eckert will also be entitled to receive Company-provided benefits, including COBRA continuation coverage and financial planning benefits, as set forth in the Agreement. As part of the Agreement, Mr. Eckert and the Company executed a mutual release of all claims related to Mr. Eckert’s employment. The full text of the Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

(c)
On January 19, 2017, Atmos Energy issued a news release in which it reported that Christopher T. Forsythe, Vice President and Controller of Atmos Energy since May 2009, has been appointed as Senior Vice President and CFO, effective February 1, 2017. Mr. Forsythe, 45, will report to Kim Cocklin, Chief Executive Officer, and will be a member of the company’s Management Committee. Although Atmos Energy is not a party to any employment agreement with Mr. Forsythe, he will receive an annual base salary of $375,000. Mr. Forsythe will also be eligible to participate in all other applicable incentive, benefit and deferred compensation plans offered by the company to its senior officers.

In addition, Atmos Energy will enter into a change in control severance agreement with Mr. Forsythe to provide certain severance benefits to him in the event of the termination of his employment within three years following a change in control of the company. The agreement will provide that in the case of such termination of employment, the company will pay Mr. Forsythe a lump sum severance payment equal to 2.5 times his total compensation, comprised of his annual base salary and “average bonus,” as such term is defined in the agreement. In addition, Mr. Forsythe will receive all medical, dental, vision, and any other health benefits which qualify for continuation coverage under Internal Revenue Code Section 4980B (“COBRA coverage”), for a period of 18 months from the date of his termination.

In the event of such termination of employment, the company will also pay Mr. Forsythe a lump sum payment generally equal to the actuarially equivalent sum of the value of (a) an additional three (3) years of age and service credits payable under the Pension Account Plan; (b) an additional three (3) years of company matching contributions under the Retirement Savings Plan; (c) the cost to the company of providing COBRA coverage benefits to Mr. Forsythe for an additional 18-month period and (d) the cost to the company of providing accident and life insurance as well as disability benefits for three (3) years following the date of his termination.

However, if Mr. Forsythe is terminated by the company for “cause” (as defined in the agreement), or if his employment is terminated by retirement, death, or disability, the agreement will provide that the company will not be obligated to pay the severance benefits to Mr. Forsythe. The agreement will further provide that if Mr. Forsythe voluntarily terminates his employment except for “constructive termination” (as defined in the agreement), the company will not be obligated to pay him the severance benefits. A form of such change in control severance agreement has been previously filed with the Commission as Exhibit 10.3(a) to Form 10-K for the fiscal year ended September 30, 2016.

A copy of the news release announcing this management change is filed herewith as Exhibit 99.3.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.1	Separation Agreement and General Release entered into by Atmos Energy Corporation and Louis P. Gregory dated January 12, 2017
10.2	Separation Agreement and General Release entered into by Atmos Energy Corporation and Bret J. Eckert dated January 17, 2017
99.1	News Release issued by Atmos Energy Corporation dated January 19, 2017
99.2	News Release issued by Atmos Energy Corporation dated January 19, 2017
99.3	News Release issued by Atmos Energy Corporation dated January 19, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: January 19, 2017	By: /s/ KIM R. COCKLIN
Kim R. Cocklin
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Separation Agreement and General Release entered into by Atmos Energy Corporation and Louis P. Gregory dated January 12, 2017
10.2	Separation Agreement and General Release entered into by Atmos Energy Corporation and Bret J. Eckert dated January 17, 2017
99.1	News Release issued by Atmos Energy Corporation dated January 19, 2017
99.2	News Release issued by Atmos Energy Corporation dated January 19, 2017
99.3	News Release issued by Atmos Energy Corporation dated January 19, 2017

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